AMENDMENT TO AIR-FILLED CUSHION ANASTHESIA MASK
                                SUPPLY AGREEMENT

     THIS AMENDMENT TO AIR-FILLED CUSHION ANASTHESIA MASK SUPPLY AGREEMENT (this "Amendment") is made this ____ day of September, 1999 by and between Vital Signs, Inc., a New Jersey corporation with an address at 20 Campus Road, Totowa, New Jersey 07512 ("VSI") and Respironics, Inc., a Delaware corporation with an address at 1501 Ardmore Boulevard, Pittsburgh, Pennsylvania 15221 ("RI").

                                    Recitals

     A. VSI and RI are parties to that certain Letter Agreement dated July 2, 1980 and that certain Supply Agreement dated June 30, 1993 and amended on August 31, 1993 and May 17, 1995 (collectively, the "Supply Agreement").

     B. VSI and RI desire to extend the term of the Supply Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound, VSI and RI agree as follows:

     1. Term of Supply Agreement. The Supply Agreement is hereby amended to provide that the term of the Supply Agreement shall be extended and shall run through June 30, 2006. Unless VSI or RI notifies the other party in writing prior to January 1, 2006 of its intent to terminate the Supply Agreement on June 30, 2006, the Supply Agreement shall automatically be extended for an additional five (5) year period commencing July 1, 2006 and ending June 30, 2011.

     2. Ratification. Except as amended hereby, the Supply Agreement is ratified and confirmed in all respects.

     IN WITNESS WHEREOF, VSI and RI have executed this Amendment as of the date first written above.

VITAL SIGNS, INC.                                         RESPIRONICS, INC.

By:                                         By:
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Name:                                       Name:
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Title:                                      Title:
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